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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2003

FIRST HORIZON PHARMACEUTICAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	000-30123 (Commission File Number)	58-2004779 (IRS Employer Identification Number)

6195 Shiloh Road
Alpharetta, Georgia 30005
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (770) 442-9707

Item 7. Financial Statements and Exhibits

(c)
Exhibits

Exhibit No.	Description
99.1	Press Release dated November 18, 2003 announcing the appointment of Mr. Patrick Fourteau as Chief Executive Officer.

Item 9. Regulation FD Disclosure

        On November 18, 2003, First Horizon Pharmaceutical Corporation issued a press release announcing the appointment of Mr. Patrick Fourteau as its Chief Executive Officer. A copy of this press release is being furnished as Exhibit 99.1 of this Current Report on Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON PHARMACEUTICAL CORPORATION (Registrant)
By:	/s/ ADAM MATHIS
Name:	Adam Mathis
Title:	Director of Finance and Controller

Date: November 18, 2003

Exhibits

Exhibit No.	Description
99.1	Press Release dated November 18, 2003 announcing the appointment of Mr. Patrick Fourteau as Chief Executive Officer.

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  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURES
Exhibits